UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 5, 2009

Xplore Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52697 (Commission File No.)	26-0563295 (I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement

On November 5, 2009, Xplore Technologies Corp. (the “Company”), and its wholly owned subsidiary Xplore Technologies Corporation of America (“Subsidiary”, together with the Company, the “Borrowers”), entered into a note purchase agreement (the “Note Purchase Agreement”) pursuant to which the Borrowers could issue up to $3.3 million of senior secured subordinated promissory notes (the “Senior Notes”) and warrants ( the “Warrants”) to purchase up to 33,000,000 shares of the Company’s common stock at an exercise price of $0.10 per share.  Pursuant to the Note Purchase Agreement, the Borrowers issued Senior Notes in the aggregate principal amount of $3,210,000 and Warrants to purchase an aggregate of 32,100,000 shares of the Company’s common stock in two separate closings on November 5, 2009 and November 9, 2009.  Philip Sassower, the Company’s Chairman and Chief Executive Officer, purchased $1.0 million of the Senior Notes and Warrants to purchase 10,000,000 shares in the private placement.  The Senior Note and Warrant issued to Mr. Sassower were purchased with $830,000 in cash and the conversion of a secured demand note in the principal amount of $170,000 issued by the Borrowers to Mr. Sassower on October 13, 2009 (the “Sassower Demand Note”).

The Senior Notes are due and payable in full on December 31, 2011 and bear interest at the rate of 10% per annum.  Interest on the Senior Notes may be paid in cash or, at the option of the Company, shares of the Company’s common stock.  The Senior Notes are secured by all of the assets of the Borrowers and the indebtedness under the Senior Notes and the security interest granted by the Borrowers therein is senior to all indebtedness of the Borrowers other than the Borrowers’ indebtedness to Silicon Valley Bank (“SVB”), the Company’s senior lender, in connection with the Amended and Restated Loan and Security Agreement dated as of September 11, 2009 (the “A&R Loan and Security Agreement”) between the Subsidiary and SVB.  The Warrants are exercisable beginning on January 15, 2010 and expire on January 14, 2013.  The Warrants may be exercised in whole or in part and contain a cashless exercise provision.

In addition, on November 5, 2009, the Borrowers entered into Amendment No. 2 to the Note Purchase Agreement dated September 5, 2008 (the “Fall 2008 Note Purchase Agreement”) with a majority-in-interest of the purchasers thereunder and Amendment No. 2 to the Note Purchase Agreement dated February 27, 2009 (the “Spring 2009 Note Purchase Agreement”) with a majority-in-interest of the purchasers thereunder, pursuant to which the maturity date of the secured subordinated promissory notes in the aggregate principal amount of $4.09 million issued under the Fall 2008 Note Purchase Agreement and the Spring 2009 Note Purchase Agreement was extended from December 31, 2010 to December 31, 2011 and the expiration date of the warrants to purchase 40,090,000 shares of the Company’s common stock issued under the Fall 2008 Note Purchase Agreement and the Spring 2009 Note Purchase Agreement was extended from February 27, 2012 to January 14, 2013.

The Senior Notes and Warrants were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”) and Regulation D promulgated under the Securities Act.

On November 5, 2009, the Company also entered into the first amendment (the “First SVB Amendment”) to the A&R Loan and Security Agreement, pursuant to which the

Subsidiary’s ability to borrow $1.0 million in non-formula loans under the A&R Loan and Security Agreement was terminated.  In connection with the First Amendment, SVB agreed to return the $1.0 million standby letter of credit used as collateral for such borrowings to Philip Sassower, the Company’s Chairman and Chief Executive Officer, and Susan Sassower, his wife, and the Borrowers and Philip Sassower and Susan Sassower terminated the Letter of Credit Reimbursement, Compensation and Security Agreement, dated as of May 29, 2009 (the “Letter of Credit Agreement”).

In addition, on November 5, 2009, Philip Sassower and Susan Sassower reduced the total number of warrants issued to them in connection with the Letter of Credit Agreement from 5,000,000 warrants to 1,400,000 warrants.  In addition, Mr. Sassower reduced the total number of warrants issued to him in connection with the Sassower Demand Note from 850,000 warrants to 50,000 warrants.  On November 5, 2009, JAG Multi Investments LLC also reduced the total number of warrants issued to it in connection a secured demand note in the principal amount of $300,000 issued to it on September 29, 2009 from 1,500,000 warrants to 150,000 warrants.

The above description of the Note Purchase Agreement, the Senior Notes, the Warrants, Amendment No. 2 to the Fall 2008 Note Purchase Agreement, Amendment No. 2 to the Spring 2009 Note Purchase Agreement and the First SVB Amendment is qualified in its entirety by reference to the terms of the Note Purchase Agreement attached hereto as Exhibit 10.1, the terms of the Senior Note attached hereto as Exhibits 10.2, the terms of the Warrant attached hereto as Exhibits 10.3, the terms of Amendment No. 2 to the Fall 2008 Note Purchase Agreement attached hereto as Exhibit 10.4, the terms of Amendment No. 2 to the Spring 2009 Note Purchase Agreement attached hereto as Exhibit 10.5 and the terms of the First SVB Amendment attached hereto as Exhibit 10.6.

ITEM 2.03                                       Creation of a Direct Financial Obligation

Reference is hereby made to the description of the Senior Notes in Item 1.01 hereof which is incorporated by reference herein.

ITEM 3.02                                       Unregistered Sales of Equity Securities

(a)                                  Date of sale and the title and amount of securities sold

Reference is hereby made to the description of the Warrants in Item 1.01 hereof which is incorporated by reference herein.

(b)                                 Consideration

The issuance of the Warrants was required in connection with the issuance and sale of the Senior Notes pursuant to the terms of the Note Purchase Agreement.

(c)                                  Exemption from Registration Claimed

The Company issued and sold the Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act. Certificates representing such securities contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder.

(d)                                 Terms of Exercise

Reference is hereby made to the description of the Warrants in Item 1.01 hereof, which is incorporated by reference herein.

ITEM 9.01                                       Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit 10.1                                    Note Purchase Agreement

Exhibit 10.2                                    Form of Senior Note

Exhibit 10.3                                    Form of Warrant

Exhibit 10.4                                    Amendment No. 2 to Fall 2008 Note Purchase Agreement

Exhibit 10.5                                    Amendment No. 2 to Spring 2009 Note Purchase Agreement

Exhibit 10.6                                    First SVB Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2009	Xplore Technologies Corp.
(Registrant)

	By:	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1                                    Note Purchase Agreement

Exhibit 10.2                                    Form of Senior Note

Exhibit 10.3                                    Form of Warrant

Exhibit 10.4                                    Amendment No. 2 to Fall 2008 Note Purchase Agreement

Exhibit 10.5                                    Amendment No. 2 to Spring 2009 Note Purchase Agreement

Exhibit 10.6                                    First SVB Amendment